UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported):  August 20, 2013

LSI INDUSTRIES INC.
(Exact name of Registrant as specified in its Charter)

Ohio	0-13375	31-0888951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No. )
10000 Alliance Road, Cincinnati, Ohio		45242
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code                                                                                                           (513) 793-3200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On August 20, 2013, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of LSI Industries Inc. (the “Company” or “Registrant”) took the following actions relating to executive compensation:

Fiscal 2013 Executive Compensation

The Committee determined that no cash bonus payments under the Company’s discretionary annual incentive compensation plan would be awarded to any of the Company’s named executive officers.

Fiscal 2014 Executive Compensation

A.	The Committee established annual salaries of and granted stock options to the Company’s named executive officers as follows:

Executive Compensation Table

Name	Fiscal 2013 Cash Bonus	Fiscal 2014 Base Salary (effective 9/1/13)		Stock Options (Grant Date 8/23/13)
Robert J. Ready Chairman and Chief Executive Officer	$--	$692,160	*	53,000 shares

James P. Sferra Secretary, and Executive Vice President, Manufacturing	$--	$551,655	*	50,000 shares

Scott D. Ready President, and President of LSI Lighting Segment	$--	$395,000		53,000 shares

Ronald S. Stowell Vice President, Chief Financial Officer & Treasurer	$--	$352,000		50,000 shares

David W. McCauley President, LSI Graphics Segment, and President, Grady McCauley Inc.	$--	$276,400		25,000 shares

          *No change from Fiscal Year 2013.

B.
The Committee approved the Fiscal 2014 Incentive Compensation Plan for Named Executive Officers (the “2014 Incentive Plan”). The 2014 Incentive Plan provides for cash bonus awards to the Company’s named executive officers that are driven by the achievement of defined key performance indicators which reflect the Registrant’s operating results.  A graduated scale of bonus potential stated as a percentage of base salary is identified  at indicated levels of achievement of key performance indicators. The  2014 Incentive Plan is filed as an exhibit herewith and incorporated by reference herein.

C.
The Board approved the LSI Amended and Restated 2012 Stock Incentive Plan as of August 21, 2013 (the “Amended 2012 Plan”) which eliminates the provisions for automatic grants of stock options to non-employee directors under the 2012 Stock Incentive Plan approved by shareholders at the 2012 Annual Meeting of Shareholders. The Amended 2012 Plan is filed as an exhibit herewith and incorporated by reference herein.

Item 9.01 – Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Fiscal 2014 Incentive Compensation Plan for Named Executive Officers

10.2	Amended and Restated 2012 Stock Incentive Plan as of August 21, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LSI INDUSTRIES INC.

August 26, 2013	By:	/s/ Ronald S. Stowell
Ronald S. Stowell
Vice President, Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)